SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) January 6, 2006
AAIPharma Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-21185	04-2687849
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)
2320 Scientific Park Drive
Wilmington, North Carolina 28405

(Address of Principal Executive Offices)
(Zip Code)
(910) 254-7000

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former name or former address, if changed from last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 2.02 Results of Operations and Financial Condition.
     In the Updated Projections (as defined below), filed by AAIPharma Inc. (the “Company”) and its domestic subsidiaries with the Bankruptcy Court (as defined below) on January 6, 2006, the Company reported estimated consolidated total revenues of $77.1 million for the fiscal year ended December 31, 2005.
Item 8.01 Other Events.
     On December 5, 2005, the Company and its domestic subsidiaries filed a first amended disclosure statement (the “Disclosure Statement”) for their first amended joint chapter 11 plan (the “Chapter 11 Plan”) with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). A copy of the Disclosure Statement (including certain minor technical corrections) is filed as Exhibit 99.1 hereto and is incorporated herein by reference. The Chapter 11 Plan is Appendix C to the Disclosure Statement.
     On December 5, 2005, the Bankruptcy Court entered an order approving the Disclosure Statement as containing adequate information, as such term is defined in Section 1125 of chapter 11 of the United States Bankruptcy Code. Pursuant to the Bankruptcy Court order, the Company is permitted to distribute the Plan and Disclosure Statement to solicit votes for acceptance or rejection of the Plan. Persons who are entitled to vote on the Chapter 11 Plan should carefully read the Disclosure Statement prior to voting to accept or reject the Chapter 11 Plan. The Bankruptcy Court has set December 5, 2005 as the voting record date, and January 9, 2006 as the deadline for returning completed ballots. The hearing to consider confirmation of the Chapter 11 Plan is scheduled to begin on January 18, 2006. Consummation of the Chapter 11 Plan is subject to satisfaction of the confirmation requirements of the Bankruptcy Code.
     Under the Chapter 11 Plan:
•	the holders of the Company’s 11.5% senior subordinated notes would receive 100% of the equity of the reorganized company, subject to dilution;

•	provided that unsecured creditors vote to accept the Chapter 11 Plan, such creditors will be entitled to their pro-rata share of (i) 100% of the interests in a litigation limited liability company established to prosecute certain of the Company’s pending litigation, which litigation the Company will transfer to the limited liability company for the benefit of unsecured creditors and (ii) $4 million in cash, subject to reduction for any amounts allocated towards litigation costs of the litigation limited liability company; and

•	current holders of the Company’s common stock would receive no distribution, and those securities would be cancelled on the day the Company emerges from chapter 11 as a privately held company.
     The Disclosure Statement filed as Exhibit 99.1 hereto omits as attachments the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 and its Quarterly Reports on Form 10-Q for each of the periods ended June 30, 2005 and September 30, 2005, which are incorporated therein by reference.

     On January 6, 2006, the Company and its domestic subsidiaries filed with the Bankruptcy Court updated projections (the “Updated Projections”) to the Disclosure Statement. The Updated Projections are filed as Exhibit 99.2 hereto and are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits

Exhibit 99.1	First Amended Disclosure Statement for Debtors’ First Amended Joint Chapter 11 Plan filed by AAIPharma Inc., et. al in the United States Bankruptcy Court for the District of Delaware dated December 5, 2005

Exhibit 99.2	Updated Projections to First Amended Disclosure Statement for Debtors’ First Amended Joint Chapter 11 Plan filed by AAIPharma Inc., et. al in the United States Bankruptcy Court for the District of Delaware dated January 6, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 6, 2006

AAIPharma Inc.

By:	/s/ Matthew E. Czajkowski

Matthew E. Czajkowski, Chief Administrative Officer
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
Exhibit 99.1	First Amended Disclosure Statement for Debtors’ First Amended Joint Chapter 11 Plan filed by AAIPharma Inc., et. al in the United States Bankruptcy Court for the District of Delaware dated December 5, 2005

Exhibit 99.2	Updated Projections to First Amended Disclosure Statement for Debtors’ First Amended Joint Chapter 11 Plan filed by AAIPharma Inc., et. al in the United States Bankruptcy Court for the District of Delaware dated January 6, 2006

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